AGENCY AGREEMENT

THIS AGREEMENT dated for reference November 26 2003, is made

BETWEEN:

                           InterUnion Financial Corporation, (to be renamed "BMB Munai, Inc" on or about November 30 , 2003)
                           245 East 93rd Street,
                           Suite 22E, New York, NY 10128.

                                                                 (the "Issuer");

                                       AND

                           Credifinance Securities Limited, 41A Avenue Road, Toronto, Ontario M5R 2G3

                                                                   (the "Agent")

WHEREAS:

A. BMB Holding, Inc. ("BMB") has completed the reverse take-over of InterUnion Financial Corporation ("IUFC") pursuant to a plan and agreement to merger ("Merger Agreement") between BMB and IUFC dated November 26, 2003 ("Merger"). Upon completion of the Merger, IUFC will be renamed as "BMB Munai, Inc." (the "Issuer").

B. The Issuer acknowledges the financial advisory services provided by Agent relating to the Merger. Such services included, without limitation, the analysis and structuring of the Merger and the preparation of the Issuer for future financing. In consideration for such services, the Issuer paid a fee of $150,000 to the Agent on closing of the Merger as outlined in the Merger Agreement and granted to the Agent upon the signing of the Merger Agreement (i) an option to purchase 2,000,000 (pre-consolidation) common shares of the Issuer exercisable at $0.10 per (pre-consolidation) common share expiring 5 years from the date of closing of the Merger, and (ii) an option to purchase $500,000 (pre-consolidation) common shares of the Company exercisable at $0.35 per (pre-consolidation) common share expiring 5 years from the date of closing the Merger (i.e. 1,428,571 shares).

C. The Issuer wishes to privately place with purchasers up to $10,000,000 in Shares (hereinafter defined) on a best efforts agency basis, without giving effect to any proceeds raised under the exercise of the Over-Allotment Option (hereinafter defined) (the "Offering");


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

D. The Issuer wishes to appoint the Agent to distribute the Shares on an exclusive basis, and the Agent is willing to accept such appointment on the terms and conditions of this Agreement;

E. It is hereby agreed and understood that the Agent shall act as agent only and shall not at any time be obligated to purchase or arrange for the purchase of any Shares but may subscribe for and purchase Shares if it so chooses.

THE PARTIES to this Agreement therefore agree:

1. DEFINITIONS

In this Agreement and the Recitals hereto:

         (a)  "Agent's Fee" has the meaning defined in section 4.1;

         (b) "Agent's Warrants" means the share purchase warrants of the Issuer, form of which is set forth in "Schedule B", which will be issued to the Agent and which have the terms provided in this Agreement and the certificates representing such share purchase warrants;

         (c) "Agent's Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Agent's Warrants;

         (d) "Applicable Legislation" means collectively (i) the applicable securities laws of the Selling Jurisdictions and the regulations rules, rulings and orders made thereunder, and (ii) the U.S. Securities Act together with the regulations and rules made and promulgated thereunder and all administrative policy statements, blanket orders and rulings, notices, and other administrative directions issued by the Regulatory Authorities;

         (e)  "Audited   Financial   Statements"  has  the  meaning  defined  in
              subsection 12.1(l);

         (f)  "Claims" has the meaning defined in section 16;

         (g) "Closing" means a day or days when Shares are issued to the Purchasers;

         (h) "Commission" means the United States Securities and Exchange Commission;

         (i) "Emir Oil" means Emir Oil, LLC, registered in Kazakhstan with the Almaty Justice Department on March 20, 2002;

         (j)  "Exemptions"   means  the   statutory   exemptions   whereby   the
              distribution of the Securities may be effected without the requirement of compliance with the registration or prospectus requirements of the Applicable Legislation and where the placement takes place in accordance with Regulation S or another applicable exemption from registration under the U.S. Securities Act;

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

         (k)  "Interim   Financial   Statements"  has  the  meaning  defined  in
              subsection 12.1(m);

         (l) "Letter Agreement" means the letter of engagement dated August 26, 2003 between BMB and the Agent;

         (m) "Material Change" has the meaning defined in the Applicable Legislation;

         (n)  "Material   Fact"  has  the  meaning  defined  in  the  Applicable
              Legislation;

         (o)  "NASD" means the National Association of Securities Dealers;

         (p)  "NASD Policies" means the rules and policies of the NASD;

         (q)  "Offering" as the meaning set forth in the recitals hereof;

         (r) "Over-Allotment Option" has the meaning set forth in section 4.9 hereof;

         (s) "Private Placement" means the offering of the Securities on the terms and conditions of this Agreement;

         (t)  "Public Record" means all documents filed by the Issuer with the Commission pursuant to the prospectus, continuous disclosure and proxy solicitation requirements of the Applicable Legislation, including without limitation all press releases, material change reports, annual reports, prospectuses and financial statements;

         (u) "Purchasers" means the purchasers of Shares pursuant to the Private Placement;

         (v) "Regulation M" means Regulation M promulgated under the U.S. Securities Act;

         (w) "Regulation S" means Regulation S promulgated under the U.S. Securities Act;

         (x)  "Regulatory Authorities" means the Commission and the NASD;

         (y)  "Rules" means the rules made under the Applicable Legislation;

         (z)  "SEC" means the United States Securities and Exchange
                  Commission;

         (aa) "Securities" means the Shares, the Agent's Warrants and the Agent's Warrant Shares;

         (bb) "Selling Jurisdictions" means the Province of Ontario and certain offshore jurisdictions outside of Canada and the United States;

         (cc) "Shares" means the Shares (post-consolidation) of the Issuer to be offered by the Issuer pursuant to this Agreement having the terms provided in this Agreement;

         (dd) "Subscription Agreement" means a subscription agreement executed by Purchaser in respect of the Shares;

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

         (ee) "Subsidiaries"  means Emir Oil and InterUnion  Merchant Group Inc.
              (BVI);

         (ff) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

         (gg) "U.S. Person" has the meaning defined in Regulation S;

         (hh) "U.S. Securities Act" means the United States Securities Act of 1933, as amended; and

         (ii) "United States" has the meaning defined in Regulation S.

2.  APPOINTMENT OF AGENT

2.1 The Issuer appoints the Agent as its exclusive agent and the Agent accepts the appointment and agrees to act as the exclusive agent of the Issuer to use its commercially reasonable efforts to find and introduce to the Issuer Purchasers to purchase up to $10,000,000 in Shares (without giving effect to any proceeds raised under the exercise of the Over-Allotment Option (as hereinafter defined)), at a varying prices per Share, by way of Private Placement under the Exemptions.

2.2 The Offering will be marketed on a best efforts basis to qualified investors in those jurisdictions where the Shares may be legally sold, as determined by the Agent and the Issuer.

3.  THE SHARES

3.1 The Shares will be issued and registered in the names of the Purchasers or their nominees.

4.  AGENT'S FEE

4.1 In consideration of the services performed by the Agent under this Agreement, the Issuer agrees to pay to the Agent on each Closing, an Agent's Fee consisting of:

         (a) a cash payment equal to 8.5% (2.5% if Section 4.1(c) is applicable) of the gross proceeds received by the Issuer from the sale of the Shares on such Closing, payable by certified cheque, in lawful money of the United States;

         (b) that number of Agent's Warrants which is equal to 10% of the number of Shares sold on such Closing; and

         (c) it is recognized that the Issuer has a list of investors disclosed in Schedule "A" to this Agreement that have been referred to the Agent by the Issuer and on such subscriptions, the Issuer will pay the Agent a cash payment equal to 2.5% of the gross proceeds received by the Issuer.

4.2 In the event that the Issuer completes the sale of additional equity or debt securities to any person who either (i) subscribed in the Private Placement or (ii) was introduced to the Issuer by the Agent but did not subscribe in the initial Private Placement, from the date of this

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

         agreement until the 18th month anniversary of the date of this agreement, the Issuer shall pay the Agent an agent's fee in accordance with Section 4.1 above.

4.3 Each Agent's Warrant will entitle the holder, on exercise, to purchase one Agent's Warrant Share at an exercise price that is identical to the price per share for the Shares offered hereunder for a period of 18 months from Closing.

4.4 The Agent's Warrants will be non-transferable except as permitted by the Applicable Legislation and any order granted by the Regulatory Authorities.

4.5 The certificates representing the Agent's Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Agent's Warrant Shares issued upon exercise of the Agent's Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.

4.6 The issue of the Agent's Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Agent's Warrants may be exercised.

4.7 The Agent's Warrants may be exercised in whole or in part from time to time by the Agent subject to the requirements, if any, of Applicable Legislation.

4.8 Notwithstanding anything to the contrary herein, no commissions shall be due or payable to the Agent for investments in Shares that are made by the current stockholders or employees of BMB or its affiliates.

4.9 The Agent shall have the option (the "Over-Allotment Option"), exercisable at its sole discretion, to subscribe for an additional number of Shares equal to 10% of the original offering size to cover over-allotments. These additional Shares will be issued from treasury.

5.  OFFERING RESTRICTIONS

5.1 The Agent will only sell the Shares to persons who represent themselves as being:

         (a) resident in the Province of Ontario or a resident in jurisdictions outside of Canada and the United States where the Shares may lawfully be offered for sale provided that the Issuer is not required to file a prospectus or disclosure document or become subject to continuing obligations in such other jurisdictions, in each case in accordance with the provisions of this Agreement;

         (b)  not a U.S. Person;

         (c)  persons purchasing as principal; and

         (d)  qualified to purchase the Shares under the Exemptions.

5.2 The Shares will only be sold to Purchasers who were outside the United States at the time such person placed the order to purchase Shares and at the time of execution and delivery of the Subscription Agreement.

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

5.3 No offers to sell the Securities will made by a person to the Purchaser while the Purchaser was in the United States.

5.4 The Shares will not be acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States.

5.5      The Private Placement has not been and will not be advertised.

5.6 No selling or promotional expenses will be paid or incurred in connection with the Private Placement, except for professional services or for services performed by a registered dealer.

5.7 Before each Closing, the Issuer and the Agent will take all reasonable steps necessary to ensure compliance with the Exemptions.

5.8 The Agent will comply with all applicable laws of the jurisdictions of which it assists in soliciting or procuring subscriptions for the Shares and will not assist in soliciting or procuring subscriptions for Shares so as to require the registration thereof or the filing of a prospectus with respect thereto under the laws of any jurisdiction.

5.9      None of the restrictions set forth in this Section 5 shall prohibit the
         Issuer  from  accepting   subscriptions  for  Shares  from  US  Persons
         directly.

6.  SUBSCRIPTIONS

6.1 The Agent will use its commercially reasonable efforts to obtain from each Purchaser introduced by the Agent, and deliver to the Issuer, on or before each Closing duly completed and signed subscriptions in the form attached as Schedule "A" or in such other form consented to by the Issuer and the Agent and executed by the Purchaser.

6.2 The Issuer will accept each properly completed subscription agreement tendered by the Agent, unless:

         (a) the subscriber thereunder would, by virtue of the issue of the Shares subscribed for, become a "control person" of the Issuer, with the meaning of the Applicable Legislation; or

         (b) the Issuer's directors determine, acting reasonably, that it would not be in the best interests of the Issuer to accept such subscription.

7.  FILINGS WITH THE REGULATORY AUTHORITIES

7.1 The Issuer will comply with all requirements of the NASD for notice of the terms of this Agreement and the proposed Private Placement and all other information required by the NASD Policies (the "Notice").

7.2 The Issuer will forthwith provide the Agent and its legal counsel with a copy of the Notice, if any.

7.3 After the Closing, the Issuer will file all required documents with, and pay all required filing fees of the NASD or the Commission, as the case may be, and take all other actions required by the NASD Policies


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

         or by the Applicable Legislation to fulfil all conditions upon listing imposed by the NASD, or to comply with the Exemptions, with all possible dispatch.

7.4 The Issuer and the Agent will agree on the text of any press release issued by the Issuer in connection with the Offering.

7.5 Should the Issuer be in a position to meet the "foreign" listing requirements of the Toronto Stock Exchange ("TSX"), the Agent will prepare a sponsorship letter for the Issuer to be provided to the TSX should the Issuer undertake such a listing within 4 months of Closing.

8.  CLOSINGS

8.1      In this Section:

         (a) "Certificates" means certificates representing the Shares sold and Agent's Warrants to be issued, on a Closing in the names and denominations reasonably requested by the Agent or the Purchasers, as the case may be; and

         (b)  "Proceeds"  means  the gross  proceeds  of the sale of Shares on a
              Closing:

         (i) less the balance of the portion of the Agent's Fee which is payable in cash;

         (ii) any amount due to the Agent pursuant to the provisions of the Letter Agreement; and

         (iii)the  expenses  of  the  Agent  in  connection   with  the  Private
              Placement which have not been paid by the Issuer.

8.2 It is intended that there will be an initial Closing once $3 million has been arranged by the Agent, any subsequent amounts to be closed in tranches thereafter. The initial Closing will take place on or about November 26th, 2003, or such other date as reasonably agreed between the Issuer and the Agent.

8.3 The Issuer will, on each Closing, issue and deliver the Certificates to the Agent, or at the Agent's request, to the Purchasers, against payment of the Proceeds.

8.4 If the Issuer has satisfied all of its material obligations under this Agreement, the Agent will, on each Closing, pay the Proceeds to the Issuer against delivery of the Certificates.

8.5      The Issuer will endorse the Certificates with the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED THEREUNDER, OR PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE AND ANY UNDERLYING SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THAT ACT.

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


9.  CONDITIONS OF CLOSINGS

9.1 The obligations of the Agent on the Closing will be conditional upon the following:

         (a) the Issuer having taken all necessary corporate action to be able to validly create, issue and sell the Shares and Agent's Warrants to be issued at the Closing and, the Agent's Warrant Shares to be issued pursuant to the Agent's Warrants;

         (b) the Issuer having made all necessary filings, if any, and obtained all necessary approvals, if any, in the Selling Jurisdictions, required before such Closing in order to issue and sell the Shares to the Purchasers and to ensure that such issuance and sale will not be subject to the registration and prospectus requirements of the Applicable Legislation;

         (c) the Issuer's outstanding common shares being listed and posted for trading on the NASD Over The Counter Bulletin Board;

         (d) the Agent being satisfied, in its sole discretion, with the results of its investigation of the business and affairs of the Issuer and BMB;

         (e) the Issuer having delivered to the Agent and its solicitors at each Closing a favourable opinion of the Issuer's solicitors dated as of the date of the Closing, as to all legal matters reasonably requested by the Agent relating to the incorporation of the Issuer and its business and the creation, issuance and sale of the Securities, satisfactory in form and substance to the Agent;

         (f) the Issuer having delivered to the Agent and its solicitors at each Closing such certificates of its officers and other documents relating to the Private Placement or the affairs of the Issuer as the Agent or its solicitors may reasonably request, satisfactory in form and substance to the Agent;

         (g) each representation and warranty of the Issuer herein being true, and the Issuer having performed or complied with all of its covenants, agreements and obligations hereunder;

         (h) receipt of all required regulatory approval for or acceptance of the Private Placement;

         (i) the removal or partial revocation of any cease trading order or trading suspension made by any competent authority to the extent necessary to complete the Private Placement; and

         (j) the Agent being satisfied, in its sole discretion, that the transactions contemplated by the Merger Agreement have been completed.

9.2 The conditions set out in Subsection 9.1 are for the sole benefit of the Agent and may be waived by the Agent in whole or in part.

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

10.  MATERIAL CHANGES

10.1 The Issuer agrees that if, between the date of this Agreement and any subsequent Closing, a Material Change, or a change in a Material Fact occurs, the Issuer will:

         (a) as soon as practicable notify the Agent in writing, setting forth the particulars of such change;

         (b) as soon as practicable, issue and file with applicable Regulatory Authorities a press release that is authorized by a senior officer disclosing the nature and substance of the change;

         (c) as soon as practicable file with the Commission any report required by the applicable securities legislation and in any event no later than 10 days after the date on which the change occurs; and

         (d) provide copies of that press release, when issued, and that report, when filed, to the Agent and its solicitor.

10.2 If the Issuer is uncertain as to whether there has been a Material Change, or a change in a Material Fact, it will promptly provide the Agent with full particulars of the event giving rise to the uncertainty, and will consult with the Agent as to whether such event constitutes a Material Change, or a change in a Material Fact.

11.  TERMINATION

11.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the Offering is fully subscribed if:

         (a) an adverse Material Change, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

         (b) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets, or the business of the Issuer or any of the its Subsidiaries or the ability of the Agent to perform its obligations under this Agreement, or a Purchaser's decision to purchase the Shares;

         (c) following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or of the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, the Agent determines, in its sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Shares;

         (d) the Securities cannot, in the opinion of the Agent, be marketed due to the state of the financial markets, or the market for the Shares in particular;

         (e) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors, officers or promoters, is commenced or threatened by an officer or official of any competent authority;

         (f) any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer prohibiting or restricting the Private Placement is made by a competent regulatory authority and that order is still in effect;

         (g)  the Issuer is in breach of any material term of this Agreement; or

         (h) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

11.2 The Issuer's obligations under sections 2, 12, 16 and 18 shall survive termination of this Agreement.

12.  WARRANTIES, REPRESENTATIONS AND COVENANTS

12.1 The Issuer warrants and represents to and covenants with the Agent that:

         (a) the Issuer beneficially owns free and clear of any security interest, option, encumbrance or adverse interest of any kind in 70 per cent of the issued and outstanding share capital of Emir Oil and wholly-owns InterUnion Merchant Group Inc. (BVI);

         (b) the Issuer does not own any subsidiaries other than those defined as Subsidiaries;

         (c) the Issuer and the Subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued or merged;

         (d) the Issuer and the Subsidiaries are duly registered and licenced to carry on business in the jurisdictions in which they carry on business or own property where so required by the laws of that jurisdiction except where the failure to be so licensed or qualified would not have a material adverse effect on the business of the Issuer or the Subsidiaries, as applicable, or the operations of such entity;

         (e) the Issuer and the Subsidiaries each have the corporate power and capacity to own their assets and to carry on the business presently carried on by them;

         (f) the authorized and issued capital of the Issuer consists of the number of common shares disclosed in the Public Record and all of the Shares shown in the Public Record as issued are issued and outstanding as fully paid and non-assessable as at the date hereof;

         (g) the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares, and the Agent's Warrant Shares and all such shares will be duly and validly issued as fully paid and non-assessable;

         (h) the minute books of the Issuer, and the Subsidiaries contain all records of the proceedings of the meetings of the Issuer's or the Subsidiaries' directors, shareholders and committees of directors since incorporation;

         (i) the Issuer is the beneficial owner of the material businesses and assets or the interests in the businesses and assets referred to in the Public Record as being owned by the Issuer or the


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

              Subsidiaries and all agreements by which the Issuer or the Subsidiaries holds or may earn an interest in a business or asset are in good standing according to their terms;

         (j) the Public Record, taken as a whole, is true and complete in all material respects and each document included in the Public Record was prepared in accordance with the securities legislation and rules applicable thereto and was true and correct and contained no misrepresentation as at the date thereof;

         (k) the Issuer is a reporting issuer under Section 13 of the U.S. Exchange Act and is not in default of any of the requirements thereof or the regulation and rules made thereunder;

         (l) the Issuer's outstanding common shares are eligible for quotation on the NASD Over The Counter Bulletin Board;

         (m) the audited financial statements of the Issuer for its fiscal years ended March 31, 2003 (the "Audited Financial Statements") have been prepared in accordance with United States generally accepted accounting principles, and accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer on a consolidated basis as at the date thereof;

         (n) the unaudited financial statements of the Issuer for the period ended September 30, 2003 (the "Interim Financial Statements") have been prepared in accordance with United States generally accepted accounting principles and accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer as at the date thereof;

         (o) there have been no adverse material changes in the financial position of the Issuer since the date of the Audited Financial Statements, except as recorded in the books of the Issuer and fully and plainly disclosed in the Public Record;

         (p) since the date of the Audited Financial Statements, there has been no damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of the Issuer or the Subsidiaries or the right or capacity of the Issuer or the Subsidiaries to carry on their business;

         (q) all of the material transactions of the Issuer and the Subsidiaries have been promptly and properly recorded or filed in or with the Public Record or the books or records of the Issuer or the Subsidiaries;

         (r) all of the material contracts of the Issuer and the Subsidiaries are described in the Public Record and are in good standing in all material respects, and neither the Issuer nor any of the Subsidiaries is in default in any material respect thereof, and the Issuer is not aware of any default in any material respect by any other party to such contracts;

         (s) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws, and all applicable Delaware corporate legislation in relation to the issue of the Shares, and in all matters relating to the Private Placement;

         (t) the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a material breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

         (u) neither the Issuer nor any of the Subsidiaries is party to any actions, suits, proceedings or arbitrations which could materially affect the business or financial condition of the Issuer, taken as a whole, and, to the best of the knowledge of the Issuer, no such actions, suits, proceedings or arbitrations are contemplated or have been threatened.;

         (v) there are no judgments against the Issuer or the Subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of the Subsidiaries are subject;

         (w) to the best of the Issuer's knowledge, neither the Issuer nor any of the Subsidiaries is in breach of any law, ordinance, statute, regulation, bylaw, order or decree of any kind whatsoever which breach would have a material adverse effect on the financial position, business or prospects of the Issuer on a consolidated basis;

         (x) this Agreement has been duly authorized by all necessary corporate action on the part of the Issuer and the Issuer has full corporate power and authority to undertake the Private Placement and the transactions contemplated by the Merger Agreement;

         (y) there is not presently, and will not be until the Offering is fully subscribed, any material change relating to the Issuer which has not been or will not be fully disclosed in the Public Record;

(z) no order ceasing, halting or suspending trading in securities of the Issuer or prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or, to the best of the knowledge of the Issuer, its directors, officers or promoters and, to the best of the knowledge of the Issuer, no investigations or proceedings for such purposes are pending or threatened;

         (aa) except as disclosed in the Public Record, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any shares in the capital of the Issuer or any other security convertible into or exchangeable for any such shares, or to require the Issuer to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

         (bb) the Issuer and the Subsidiaries have filed all federal, state, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

         (cc) there are no liens for taxes on the assets of the Issuer or any of the Subsidiaries except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or any of the Subsidiaries which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer on a consolidated basis;

         (dd) this Agreement will be upon execution and delivery by the Issuer, a legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, subject only to customary qualifications regarding the availability of equitable remedies;

         (ee) the Issuer or any of the Subsidiaries own or are entitled to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the business of the Issuer and the Subsidiaries as now conducted and as proposed to be conducted, without any conflict with or infringement of the rights of others;

         (ff) apart from the Agent, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein;

         (gg) if at any time the Issuer is required to file reports in compliance with either Section 13 or Section 15(d) of the U.S. Securities Exchange Act of 1934, as amended, the Issuer will (a) fully comply with the reporting requirements of such Act and (b) fully comply with all rules and regulations of the SEC applicable to the use of SEC Rule 144; and

         (hh) the Issuer has not engaged or will not engage in any "Directed Selling Efforts" within the meaning of Regulation S with respect to the Securities, has not made or will not make any offer to sell or solicitation of an offer to buy any of the Shares to any person and has not solicited or will not solicit offers for or has not made or will not make offers to sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of the U.S. Securities Act.

         (ii) With the Agent's guidance, the Issuer agrees to obtain all requisite regulatory approvals and to complete the necessary documentation with respect to the Offering in all Selling Jurisdictions in which subscribers reside;

         (jj) Given  reasonable  notice,   management  of  the  Issuer  will  be
              available  to  meet  with  qualified   investors  in  the  Selling
              Jurisdictions with respect to the Offering;

         (kk) The Issuer has disclosed to the Agent all material facts in relation to the business and affairs of the Issuer that any prudent agent or investor would want to know prior to making any investment in securities of the Issuer.

12.2     The Agent warrants and represents to the Issuer that:

         (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

         (b) it will sell the Shares in compliance with the Applicable Legislation;

         (c) the Shares, the Agent's Warrants and all of the underlying Shares issuable upon exercise of such Agent's Warrants have not been and will not be registered in the United States under the U.S. Securities Act or in any other jurisdiction and that the Securities are being offered and sold in reliance upon Exemptions from registration provided by Regulation S and other Applicable Legislation;

         (d) the Agent, any selected dealer of the Agent, if applicable, or any of their respective affiliates (i) have not engaged or will not engage in any "Directed Selling Efforts" within the meaning of Regulation S with respect to the Securities, (ii) have not made or will not make (A) any offer to sell or solicitation of an offer to buy any of the Shares to any person or (B) any sale of the Shares to any person unless (1) the offer is made to such person outside the United States, (2) the seller of such Shares and any person acting on its behalf reasonably believes that at the time such person placed the order to purchase Shares, such person was outside the United States and (3) such sale is otherwise in compliance with the applicable requirements of Regulation S, (iii) have not taken or will not take any action which would constitute a violation of Regulation M, or (iv) have not solicited or will not solicit offers for, or have not made or will not make offers to sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of the U.S. Securities Act;

         (e) the Agent has caused or will promptly cause each selected dealer of the Agent to acknowledge in writing its awareness of and agreement to be bound by and shall use its commercially reasonable efforts to ensure that each selected dealer complies with the representations and warranties contained in this Agreement in connection with all offers and sale of the Securities; and

         (f) the Agent has not entered, and will not enter, into any contractual arrangement without the prior written consent of the Company with respect to the placement of the Securities, except with its affiliates.

         (g) Obtain from each Purchaser an executed Subscription Agreement in a form reasonably acceptable to the Issuer and to the Agent relating to the transactions contemplated, together with all documentation as may be necessary in connection with subscriptions for Shares.

         (h) The Agent hereby represents that it is an "accredited investor" as defined under Applicable Legislation by virtue of being a company registered under the Securities Act (Ontario) as an adviser or dealer (other than a limited market dealer) and is acquiring its portion of the Agent's Warrants as principal for its own account and not for the benefit of any other person.

12.3 All representations and warranties contained in this Agreement on part of each of the parties shall survive Closing for a period of three (3) years from the initial Closing of the Offering, after which time, if no Claim shall have been made against a party with respect to any incorrectness or breach of any representation and warranty, that party shall have no further liability under this Agreement with respect to the representation or warranty.

13.  EXPENSES OF AGENT

13.1 Whether or not Closing takes place, the Issuer will be responsible for all expenses related to the Offering. The Issuer will be responsible of all reasonable fees and disbursements of the Agent. Agent's invoices will be payable by the Issuer immediately upon receipt therefor. The Issuer will be responsible for the payment of all reasonable fees and disbursements of the Agent's legal counsel. Furthermore, the Issuer will be billed directly for costs related to marketing, engineering reports and the Issuer financial statements (including pro-forma statements).

14.  Intentionally deleted

15.  STANDSTILL

The Issuer hereby agrees that it will not issue any securities (or securities convertible into common shares), except in the normal course relating to compensation of employees and other compensation related matters, for a period of 4 months following the completion of the Offering unless it has received the consent of the Agent, such consent not to be unreasonably withheld; 16. INDEMNITY

16.1 The Issuer agrees to indemnify and hold harmless the Agent under the Private Placement and its affiliates, directors, officers and agents, to the full extent lawful, from and against any actions or claims (collectively "Claims"), including actions by the Issuer's shareholders, and all related damages, liabilities and losses (other than lost profits, remuneration or other costs of personnel and consequential damages) including any reasonable amount paid with the consent of the Issuer to settle a Claim, related to or arising out of this Agreement or the Agent's role in connection therewith, and will reimburse the Agent and any other party entitled to be indemnified hereunder for all reasonable and necessary expenses reasonably incurred by it or any such other indemnified party in connection with investigating, preparing or defending any such Claim in connection with pending or threatened litigation to which it is a party. The Issuer will not be responsible for any Claims or expenses associated therewith which are finally judicially determined to have resulted from the willful misconduct, bad faith or negligence of any indemnified party hereunder. The Issuer also agrees that neither the Agent nor any of its affiliates, nor any officer, director, employee or agent of the Agent or any of its affiliates, nor any person controlling the Agent nor any of its affiliates, shall have any liability to the Issuer for or in connection with such engagement except as a result of the Agent's willful misconduct, bad faith or negligence. The foregoing agreement shall be in addition to any rights that the Agent or any indemnified party may have at common law or otherwise.

16.2 Promptly after receipt by the Agent or any other indemnified party of notice of or the communication of any Claim or of any fact which reasonably might give rise to any Claim, the Agent or such other party shall notify the Issuer in writing of such Claim or facts and the Issuer shall assume the investigation and defence or contestation thereof and shall employ counsel satisfactory to the Agent, acting reasonably, and neither the Agent nor such other party shall incur any expense as regards such Claim or facts, including any investigation for which the Issuer would be liable to indemnify without the Issuer's prior written consent which shall not be unreasonably withheld. Notwithstanding the preceding sentence the Agent will be entitled to employ counsel separate from counsel to the Issuer or to any other party in such action if the Agent, acting reasonably, determines that a conflict of interest exists which makes representations by counsel chosen by the Issuer not advisable or that it is likely that such a conflict of interest will develop.

16.3 The Issuer shall not pursuant to this indemnity be obliged in any event to pay, as regards any particular Claim or series of related Claims, the fees and disbursements of more than one counsel in addition to those of its own counsel.

16.4 The Agent covenants and agrees that it shall use its reasonable efforts to co-operate fully with the Issuer in the investigation and defence of any Claim or potential Claim and to cause any other indemnified party to so cooperate.

16.5 To the extent that any party entitled to be indemnified hereunder is not a party to this Agreement, the Agent shall obtain and hold the rights and benefits of this agreement in trust for and on behalf of such party.

16.6 For purposes of this section, "Claim" or "Claims" shall include, without limitation:

         (a) an untrue statement contained in the Public Record, subscription agreement or other written or oral representation made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement, or by reason of the omission to state any fact necessary to make such statements or representations not misleading (except for information and statements supplied by and relating solely to the Agent);

         (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation, or omission exists (except information and statements supplied by and relating solely to the Agent), that trading in or distribution of any of the Securities is to cease;

         (c) resulting from the failure by the Issuer to obtain the requisite regulatory approval to the Private Placement unless the failure to obtain such approval is the result of a breach of this Agreement by the Agent;

         (d) resulting from any failure by the Issuer to file an "offering memorandum", if required by the Applicable Legislation, or an amendment or supplement to it either of them;

         (e) resulting from the breach by the Issuer of any of the terms of this Agreement;

         (f) resulting from the breach by IUFC or BMB of any of the terms of the Merger Agreement or resulting from any representation or warranty made by the IUFC or BMB in the Merger Agreement not being true or ceasing to be true;

         (g) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

         (h) if the Issuer fails to issue and deliver the certificates representing the Securities in the form and denominations reasonably satisfactory to the Agent at the time and place reasonably required by the Agent with the result that any completion of a sale of the Securities does not take place; or

         (i) if following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out of an act or omission by the Agent.

16.7 If any Claim results in any adverse judgment or obligation by the Issuer to issue securities in its capital to satisfy such judgment, then the Issuer shall issue to the Agent and each subscriber under the Private Placement sufficient additional securities so that there is no dilutive impact on the Agent and/or the subscribers to the Private Placement in respect of such Claim.

16.8 Notwithstanding anything in this Agreement to the contrary, the Issuer shall indemnify the Agent from all Claims arising from the failure of the shareholders of BMB (existing immediately prior to the closing of the Merger) to disclose to IUFC, and therefore the Agent under this Agreement, any material liabilities or obligations of BMB which existed as of the date hereof or which were likely to accrue or fall due within 120 days from Closing.

17.  ASSIGNMENT AND SELLING GROUP PARTICIPATION

17.1 The Agent will not assign this Agreement or any of their rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agent has obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

17.2 Subject to sections 12.2(e) and 12.2(f), the Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the Agent's Fee.

18.  RIGHT OF FIRST REFUSAL

18.1 Subsequent to the Offering being fully subscribed, the Issuer will notify the Agent of the terms of any further securities issues or corporate finance advisory assignments that it requires or proposes to obtain during the 18 months following the execution of this Agreement and the Agent will have the right of first refusal to provide any such equity financing or financial advisory services.

18.2 The right of first refusal must be exercised by the Agent within 7 days following the receipt of written notice by notifying the Issuer that it will provide such financing or financial advisory work on the terms set out in the notice.

18.3 If the Agent fails to give notice within the 7 days that it will provide such financing upon the terms set out in the notice, the Issuer will then be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favourable to the Issuer.

18.4 The right of first refusal will not terminate if, on receipt of any notice from the Issuer under this Section, the Agent fails to exercise the right.

18.5 Should the Agent believe that there may be an opportunity to introduce a strategic partner to the Issuer to try to arrange a strategic investment into the Issuer, any strategic partner introduced by the Agent to the Issuer which makes an investment(s) for the benefit of the Issuer, the Agent shall receive an advisory fee, payable in cash, to be negotiated in good faith between the Agent and the Issuer of at least 1.5% of the gross strategic investment(s) made by such strategic partner for a period of 18 months following the closing of the Merger.

19.  NOTICE

19.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

19.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery, or if not a business day, the next business day.

20.  TIME

Time is of the essence of this Agreement.

21.  LANGUAGE

This Agreement is to be read with all changes in gender or number as required by the context.

22.  ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

23.  HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

24.  COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

This agreement may be executed by facsimile and in counterparts, and when fully executed, will constitute a valid and binding agreement in accordance with its terms and will constitute the entire agreement among the parties hereto with respect to the matters herein. This agreement shall not be amended, modified or altered in any way except by written agreement among InterUnion and the Agent.
25.  LAW

This Agreement is governed by the laws of the Province of Ontario, and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Ontario with respect to any dispute related to this Agreement.

26.  CURRENCY

Unless stated otherwise, all references to dollars herein shall be to United States Dollars. This document was executed and delivered as of the date given above:

[execution page over]

Executed by an authorized signatory of:

BMB MUNAI, INC.

/s/ Alexandre Agaian
------------------------------------
Alexandre Agaian
President & Chief Executive Officer

Executed by an authorized signatory of:

CREDIFINANCE SECURITIES LIMITED

/s/ Georges Benarroch
------------------------------------
Georges Benarroch
Authorized Signing Officer

                                   SCHEDULE A

                           Protected List of Investors

List provided by the Issuer to evidence to the Agent the list of individuals and corporate investors that were referred to the Agent by the Issuer:


Name:                                        Contact Information:
1        Valkyries Petroleum Corp.           885 West Georgia Street,
                                             Vancouver, B.C. V6C 3E8 Canada

2.       UPETROM Trading co B.V.I            Romania
                                             Almaty Office: 135 Abylay Khan Av
                                             Almaty, Kazakhstan

3.       Camer  Oil und Gas                  Poststrasse     9,
                                             CH-6300,       ZUG
                                             Switzerland

4.       Korean National Oil Company         Seoul, Korean
                                             Almaty office: 223 Furmanova Str.
                                             Almaty, 480099 Kazakhstan

                                  SCHEDULE "B"


THIS SECURITY HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER SECURITIES AUTHORITIES. IT IS BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS PROMULGATED UNDER THE SECURITIES ACT. IT MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

THIS CERTIFICATE GIVES EFFECT TO A PLANNED TEN "OLD" FOR ONE "NEW" REVERSE SPLIT (SHARE CONSOLIDATION) AND CHANGE OF NAME OF THE ISSUER TO BMB MUNAI, INC. TO BE EFFECTED BY THE ISSUER ON OR ABOUT NOVEMBER 30, 2003.

                   AGENT WARRANTS TO PURCHASE COMMON SHARES OF

                                 BMB MUNAI, INC.
                      (Existing under the laws of Delaware)

                                   Void After
                                    * , 2005

         THIS CERTIFIES that, for value received, Credifinance Securities Limited (the "Holder"), is the registered holder of o broker warrants (the "Agent Warrants") each of which entitle the holder, subject to the terms and conditions set forth in this Agent Warrant Certificate, to purchase from BMB Munai, Inc. (the "Issuer"), one common share in the capital of the Issuer (a "Share"), at any time until 5:00 p.m. (Toronto time) on *****, 2005 (the "Time of Expiry") on payment of $***** per share (the "Exercise Price"). The number of Shares which the Holder is entitled to acquire upon exercise of the Agent Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

1.       Exercise of Agent Warrants
         --------------------------

         (a) Election to Purchase. The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in substantially the form attached hereto as Schedule 1, properly completed and executed, together with payment by certified cheque or bank draft of the Exercise Price for the number of Shares specified in the Election to Purchase at the office of the Issuer at *****, or such other address in the United States as may be notified in writing by the Issuer (the "Issuer Office"). The election to purchase must be executed outside the United States. In the event that the rights evidenced by this certificate are exercised in part, the Issuer shall, contemporaneously with the issuance of the Shares issuable on the exercise of the Agent
              Warrants so exercised, issue to the Holder an Agent Warrant Certificate on identical terms in respect of that number of Units in respect of which the Holder has not exercised the rights evidenced by this certificate.

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

         (b) Exercise. The Issuer shall, within five business days after receiving a duly executed Election to Purchase and the Exercise Price for the number of Shares specified in the Election to Purchase (the "Exercise Date"), issue that number of Shares specified in the Election to Purchase.

         (c) Certificates. As promptly as practicable after the Exercise Date, the Issuer shall issue and deliver to the Holder, registered in such name or names as the Holder may direct or if no such direction has been given, in the name of the Holder, a certificate for the number of Shares specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Agent Warrants which have been exercised as such shall cease, and the person or persons in whose name or names any certificate for Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

         (d) Fractional Shares. No fractional Shares shall be issued upon exercise of any Agent Warrant and no payments or adjustment shall be made upon any exercise on account of any cash dividends on the Shares issued upon such exercise. If any factional interest in a Share would, except for the provisions of the first sentence of this Section 1(d), be deliverable upon the exercise of a Agent Warrant, the Issuer shall, in lieu of delivering the fractional unit therefore, pay to the Holder an amount in cash equal to the Fair Market Value (as hereinafter defined) of such fractional interest.

         (e)  Corporate Changes.
              ------------------

              (i) Subject to paragraph 1(e)(ii) hereof, if, after November 26, 2003 and prior to the Time of Expiry, the Issuer shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Issuer is the surviving entity, the Agent Warrants evidenced by this certificate shall be adjusted so that the holder hereof shall be entitled to acquire the same number and type of securities to which the holder of that number of Shares of the Issuer subject to the unexercised Agent Warrants would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets (the "Event"), and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Shares subject to the unexercised Agent Warrants immediately prior to the Event, and dividing the product thereof by the number of securities to which the holder of that number of Shares subject to the unexercised Agent Warrants would have been entitled to by reason of such Event.

              (ii) If the Issuer is unable to deliver  securities  to the Holder pursuant to the proper exercise of an Agent Warrant, the Corporation may satisfy such obligations to the Holder hereunder by paying to the Holder in cash the difference between the Exercise Price of all unexercised Agent Warrants granted hereunder and the Fair Market Value of the securities to which the Holder would be entitled to upon exercise of all unexercised Agent Warrants. Adjustments under this subparagraph (e) or (subject to subparagraph (o)) any determinations as to the Fair Market Value of any securities shall be made by the board of directors of the Corporation, or any committee thereof specifically designated by the board of directors to be responsible therefor, and any reasonable determination made by such board or committee thereof shall be binding and conclusive, subject only to any disputes being resolved by the Issuer's auditors, whose determination shall be binding and conclusive.

         (f)  Subdivision or Consolidation of Common Shares.
              ----------------------------------------------

              (i) In the event that after the already planned ten "old" for one "new" reverse split (share consolidation) to be effected by the Issuer on or about November 30, 2003 but prior to the Time of Expiry, the Corporation shall subdivide its outstanding common shares ("Common Shares") into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares shall be consolidated into a smaller number of shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased. For clarity, if there is such a subdivision or consolidation of the Common Shares, there shall also be a proportionate adjustment to the number of warrants held.

              (ii) Upon  each  adjustment  of the  Exercise  Price  as  provided herein, the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest tenth of a Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (g) Change or Reclassification of Common Shares. In the event that, after November 26, 2003 and prior to the Time of Expiry, the Corporation shall change or reclassify its outstanding Common

              Shares into a different class of securities, the rights evidenced by the Agent Warrants shall be adjusted as follows so as to apply to the successor class of securities:

              (i) the number of the successor class of securities which the Holder shall be entitled to acquire as part of the Shares shall be that number of the successor class of securities which a holder of that number of Shares subject to the unexercised Agent Warrants immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification; and

              (ii) the Exercise  Price shall be  determined by  multiplying  the
                   Exercise Price in effect immediately prior to the change or reclassification by the number of Shares subject to the unexercised Agent Warrants immediately prior to the change or reclassification, and dividing the product thereof by the number of shares determined in paragraph 1(g)(i) hereof.

         (h)  Offering  to  Shareholders.  If and  whenever  at any  time  after
              November 26, 2003 and prior to the Time of Expiry, the Issuer shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this subsection 1(h) as the "record date") for the issuance of rights, options or warrants to all or substantially all the holders or the outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional Common Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by such Fair Market Value, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); Common Shares owned by or held for the account of the Issuer or any subsidiary of the Issuer shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be.

         (i) Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

         (j) Notice of Adjustment. Upon any adjustment of the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Issuer shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Shares and Warrants or other securities subject to the unexercised Agent Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Issuer to the effect that such firm concurs in the Issuer's calculation of the change.

         (k) Other Notices. In case at any time after November 26, 2003 and prior to the Time of Expiry:


              (i) the Issuer shall declare any dividend upon its Common Shares payable in Common Shares;

              (ii) the  Issuer  shall  offer  for  subscription  pro rata to the holders of its Common Shares any additional shares of any class or other rights;

              (iii)there    shall    be   any    capital    reorganization    or
                   reclassification of the capital stock of the Issuer, or consolidation, amalgamation or merger of the Issuer with, or sale of all or substantially all of its assets to, another corporation; or

              (iv) there  shall  be  a  voluntary  or  involuntary  dissolution, liquidation or winding-up of the Issuer,

              then, in any one or more of such cases, the Issuer shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

         (l) Shares to be Reserved. The Issuer will at all times keep available, and reserve if necessary under Delaware law, out of its authorized Common Shares, solely for the purpose of issue upon the exercise of the Agent Warrants, (i) such number of Shares as shall then be issuable upon the exercise of the Agent Warrants, and (ii) such number of Common Shares issuable upon the due exercise of the Warrants issuable upon the due exercise of the Agent's Warrants. The Issuer covenants and agrees that all such Shares and Common Shares which shall be so issuable will, upon issuance, be duly authorized and issued as fully paid and non-assessable. The Issuer will take all such actions as may be necessary to ensure that all such Shares and Common Shares may be so issued without violation of any applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges. The Issuer will take all such actions are within its power to ensure that all such Shares may be so issued without violation of any applicable law.

         (m) Issue Tax. The issuance of certificates for Shares and Warrants upon the exercise of Agent Warrants shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

         (n) Fair Market Value. For the purposes of any computation hereunder, the "Fair Market Value" at any date shall be the weighted average sale price per share for the Common Shares of the Issuer for the 20 consecutive trading days immediately before such date on the most senior stock exchange in the USA on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the shares or any other security in respect of which a determination of Fair Market Value is being made are not listed on any stock exchange, the Fair Market Value shall be determined by the directors, which determination shall be conclusive. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

2.       Replacement.
         ------------

         Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Agent Warrant Certificate and, if requested by the Issuer, upon delivery of a bond of indemnity satisfactory to the Issuer (or, in the case of mutilation, upon surrender of this Agent Warrant Certificate), the Issuer will issue to the Holder a replacement certificate (containing the same terms and conditions as this Agent Warrant Certificate).

3.       Expiry Date.
         ------------

         The Agent Warrants shall expire and all rights to purchase Units hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on May *, 2005.

4.       Covenant.
         ---------

         So long as any Agent Warrants remain outstanding the Issuer covenants that it shall do or cause to be done all things necessary to maintain its status as a reporting issuer not in default in the Offering Jurisdictions.

5.       Inability to Deliver Units.
         ---------------------------

         If for any reason, other than the failure or default of the Holder, the Issuer is unable to issue and deliver the Units or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Units covered by this Agent Warrant Certificate, the Issuer may pay, at its option and in complete satisfaction of its obligations hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Fair Market Value of such Units or other securities on the Exercise Date.

6.       Defined Terms.
         --------------

         All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the agency agreement dated as of November 26, 2003 between the Issuer and Credifinance Securities Limited.

7.       Governing Law
         -------------

         The laws of the State of Delaware shall govern the Agent Warrants.

8.       Successors
         ----------

This Agent Warrant Certificate shall enure to the benefit of the Holder and its successors or assigns and shall be binding on the Issuer and its respective successors.

         IN WITNESS WHEREOF the Issuer has caused this Agent Warrant Certificate to be signed by a duly authorized officers.

         DATED as of November__________, 2003.


                                        BMB MUNAI, INC.



                                        Per:________________________________
                                              Authorized Signing Officer

                                  Schedule "1"
                                  ------------

                              Election to Exercise

         The undersigned hereby irrevocably elects to exercise the number of Agent Warrants of BMB Munai, Inc. set out below for the number of Shares (or other property or securities subject thereto) as set forth below:

         (a)  Number of Agent Warrants to be Exercised:             ____________

         (b)  Number of Shares to be Acquired:                      ____________

         (c)  Exercise Price per Share:                            $____________

         (d)  Aggregate Purchase Price [(b) multiplied by (c)]     $____________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Shares to be registered and a certificate therefor to be issued as directed below.

         DATED this ______ day of ____________, 200__ .

                                        [NAME OF HOLDER]

                                         Per:_______________________________

                                         ----------------------------------

                                         Name of Registered Holder:

                                         ----------------------------------

                                         Address of Registered Holder:

                                         ----------------------------------







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